OPAL Fuels Announces Appointment of Scott M. Sutton to its Board of Directors

WHITE PLAINS, N.Y. – (DATE TBD) – OPAL Fuels (Nasdaq: OPAL) a leader in the production, marketing, and distribution of renewable and compressed natural gas (RNG and CNG) used as a transportation fuel for heavy-duty trucking, today announced the appointment of Scott M. Sutton to its Board of Directors, effective November 1, 2025.

OPAL Fuels’ vertically integrated model combines upstream RNG production with downstream fueling infrastructure that delivers a scalable, lower-cost and emission diesel alternative for the heavy-duty transportation sector. While RNG and CNG currently account for roughly 2% of the market, OPAL Fuels’ business directly targets this significant growth opportunity within a large and expanding addressable market.

With major fleet operators increasingly ready to adopt RNG/CNG as a transportation fuel, OPAL Fuels is positioned to meet this emerging demand. Supported by a robust project pipeline, the company is pursuing growth opportunities as it enhances its operational platform to capitalize on its business model and the growing adoption of RNG/CNG.

Mr. Sutton’s appointment to the OPAL Fuels Board of Directors brings deep expertise in operational excellence that will support OPAL Fuels to build a best-in-class operational platform in order to drive execution of the company’s growth strategy. Mr. Sutton is a seasoned executive with more than 30 years of leadership in the chemicals industry. In his most recent role as Chairman, CEO, and President of Olin Corporation, Mr. Sutton lifted EBITDA from $600MM/yr to $2.5B/yr in 18 months, which increased public equity value by 500%. Throughout his previous roles, President and Chief Executive Officer of Prince International Corporation and Chief Operating Officer of Celanese Corporation, Mr. Sutton was able to drive robust EBITDA performance, reflecting an ability to achieve long-term growth and shareholder value.

“RNG and CNG are proven, scalable, and cost-effective solutions that can transform heavy-duty transportation today,” said Mr. Sutton. “I am excited to join the OPAL Fuels Board and contribute my experience in operational excellence to help strengthen the company’s impact in this critical market.”

“We are thrilled to welcome Scott to our Board, whose deep expertise and leadership experience will help OPAL Fuels further scale its platform and capture the significant opportunities ahead,” said Mark Comora, Chairman of OPAL Fuels’ Board of Directors. “This addition further enhances our ability to deliver strong performance, meet our ambitious EBITDA goals, and advance the decarbonization of heavy-duty transportation.”

About OPAL Fuels

OPAL Fuels (Nasdaq: OPAL) is a leader in the capture and conversion of biogas into low carbon intensity RNG and renewable electricity. OPAL Fuels is also a leader in the marketing and distribution of RNG to heavy duty trucking and other hard to decarbonize industrial sectors. For additional information, and to learn more about OPAL Fuels and how it is leading the effort to capture North America’s harmful methane emissions and decarbonize the economy, please visit www.opalfuels.com.

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Forward-Looking Statements
Certain statements in this communication may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events or OPAL Fuels’ (the “Company’s”) future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include various factors beyond management’s control, including, but not limited to, general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, and other filings it makes with the Securities and Exchange Commission. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by law, the Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based.

Disclaimer
This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact information

Investors
Todd Firestone
Vice President, Investor Relations and Corporate Development
(914) 705-4001
investors@opalfuels.com

Media
Harrison Feuer
Senior Director, Communications & Public Policy
(914) 721-3723
hfeuer@opalfuels.com